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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 27, 1997

                            FIRST MARYLAND BANCORP
            (Exact name of registrant as specified in its charter)


                                   Maryland
        (State or other jurisdiction of incorporation or organization)


        1-7273                                          52-0981378
(Commission File Number)                    (I.R.S. Employer Identification No.)


        25 S. Charles Street
        Baltimore, Maryland                                     21201
(Address of Principal Executive Offices)                     (Zip Code)

      Registrant's telephone number, including area code: (410) 244-4000


                                Not Applicable
         (Former name or former address, if changed since last report)

                       --------------------------------

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Item 7. Exhibits

(c)  Exhibits

     1.l Underwriting Agreement, dated June 27, 1997, among First Maryland Bancorp and Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc, relating to First Maryland Bancorp's 7.20% Subordinated Notes due July 1, 2007.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 1, 1997                     FIRST MARYLAND BANCORP

                                        By:  /s/ DAVID M. CRONIN
                                             ----------------------------------
                                             David M. Cronin, Executive
                                             Vice President and Treasurer


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                                 EXHIBIT INDEX
                                 -------------

Exhibit         Description
-------         -----------

     1.l Underwriting Agreement, dated June 27, 1997, among First Maryland Bancorp and Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Brothers Inc, relating to First Maryland Bancorp's 7.20% Subordinated Notes due July 1, 2007.